UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of report (Date of earliest event reported): January 4, 2006



                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                   0-27943                     11-3386214
(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)



                125 Wilbur Place, Suite 120                        11716
                     Bohemia, New York                           (Zip Code)
          (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations.

Item 1.01   Entry into a Material Definitive Agreement.

On January 4, 2006, Advanced BioPhotonics Inc. (the "Company") received $1 million in gross proceeds that was payable upon our filing of a registration statement on Form SB-2 with the Securities and Exchange Commission ("SEC") in connection with the Company's November 14, 2005, Securities Purchase Agreement with AJW Partners, LLC ("Partners"), AJW Offshore, Ltd. ("Offshore"), AJW Qualified Partners, LLC ("Qualified") and New Millennium Capital Partners, II, LLC ("Millennium") which registers shares of our common stock underlying (i) $4,000,000 in secured convertible notes and (ii) warrants to purchase 4,000,000 shares of the Company's common stock. Partners, Offshore, Qualified and Millennium are collectively referred to as the "Purchasers". In connection with this second closing, the Company issued an aggregate of $1,000,000 principal amount secured convertible promissory notes and warrants to purchase 1,000,000 shares of common stock.

The Company claims an exemption from the registration requirements of the Securities Actof 1933, as amended, for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The terms and obligations of the Company and the Purchasers under the Securities Purchase Agreement and related private placement agreements which the Company entered into with the Purchasers on November 14, 2005 are set forth in our Current Report on Form 8-K, and the exhibits contained therein, which the Company filed with the SEC on November 16, 2005.


Item 2.03 Creation of a Direct Financial Obligation.

          See Item 1.01 above.


Item 3.02 Unregistered Sales of Equity Securities.

          See Item 1.01 above.



Item 9.01 Financial Statements and Exhibits

Exhibit Number          Description
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99.1                    Press Release Dated January 9, 2006




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED BIOPHOTONICS INC.


Date: January 9, 2006                  By: /s/ Denis A. O'Connor
                                           -------------------------------------
                                           Denis A. O'Connor
                                           President and Chief Executive Officer